SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 to
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2008

CHINA GROWTH DEVELOPMENT, INC.
 (Exact name of registrant as specified in Charter)

Delaware	333-109548	13-4204191
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

927 Canada Court
City of Industry, California 91748
 (Address of Principal Executive Offices)

(626) 581-9069
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

i. On November 5, 2008, the Board of Directors (the "Board") of China Growth Development, Inc. (the "Company") dismissed United International Accountancy Corp. ("UIAC") as the Company’s independent registered public accounting firm.

ii. The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii. UIAC's reports on our financial statements for fiscal years 2007 and 2006 and during the subsequent interim period through November 10, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iii. During the Company’s most recent two (2) fiscal years and the subsequent interim period through November 10, 2008, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with UIAC’s opinion to the subject matter of the disagreement.

iv. During the Company’s most recent two (2) fiscal years and the subsequent interim period through November 10, 2008, there had been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

v. The Company requested that UIAC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  However, prior to filing the Form 8-K, UIAC was unreachable and the Company was unable to obtain such letter after making numerous attempts with UIAC. The Company filed the Current Report Form 8-K on November 10, 2008 to comply with the filing deadline as set forth by the SEC, without attaching such letter. On November 18, 2008, UIAC filed a letter with the SEC regarding the above statements. UIAC disagreed with our statements and stated that it resigned from the Company and stopped providing service to the Company because the filing fee was not paid for the previous quarters. It also stated that Chingtang Chang in KCCW Accountancy Corp., the new auditing firm, took all working papers of the Company from UIAC without UIAC’s approval. UIAC’s letter is attached herein as Exhibit 99.1. Both the Company and Chingtang Chang denied such statements and sent a response letter to UIAC on November 18, 2008 and November 20, 2008, respectively. Both letters are filed herein as Exhibits 99.2 and 99.3, respectively.

(b) Engagement of New Independent Registered Public Accounting Firm

i. On November 5, 2008, the Board appointed KCCW Accountancy Corp. (“KCCW”) as the Company’s new independent registered public accounting firm. The decision to engage KCCW was approved by the Company’s Board of Directors on November 5, 2008.

ii. During the most recent two (2) fiscal years and the subsequent interim period through November 10, 2008, the Company did not consult with KCCW regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, or (3) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

a)  Financial Statements

     None.

b) Exhibits

Number	Description

99.1	Letter of United International Accountancy Corp., dated November 18, 2008, the former accounting firm
99.2	Letter of the Company in response of the Letter from UIAC, dated November 18, 2008
99.3	Letter of Chingtang Chang from KCCW, dated November 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GROWTH DEVELOPMENT, INC.

Date: December 3, 2008	By:	/s/ Sam Liu
Sam Liu Chief Operating Officer President